Financial risk management objectives and policies	12 Months Ended
Dec. 31, 2023
Disclosure of risk management strategy related to hedge accounting [abstract]
Financial risk management objectives and policies
33 Financial risk management objectives and policies
The Group is exposed to market risk, credit risk and liquidity risk. The risks are monitored by appropriate management at each level. The Group’s financial risk activities are governed by appropriate policies and procedures, and financial risks are identified, measured and managed in accordance with the Group’s policies. The Supervisory Board reviews and approves the policies for managing each of these risks, which are summarized below.
Market risk
Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. The Group’s market risk relates to foreign currency risks, interest rate risk and security prices. Financial instruments affected by foreign currency risk include cash and cash equivalents, trade and other receivables and trade and other payables. The Group does not hedge its foreign currency risk. Financial instruments affected by interest rate risk and security price risk include financial assets measured at fair value.
Foreign currency risk
Currency risk is the risk that the fair value of financial assets or financial liabilities held in foreign currency or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates.
Due to its international business activities, the Group is exposed to the risk of changes in foreign exchange rates in connection with trade payables and trade receivables resulting from purchase and sales transactions denominated in a different currency from the functional currency of the respective operation as well as intercompany financing. However, the Group maintains a natural hedge across most of the Group’s cash flows as the Group’s revenue streams are generated in local currencies matched by Group’s costs mostly incurred in the respective local currencies, limiting the risk of foreign currency exposure.
In respect of currency risk, management sets limits on the level of exposure by currency and in total. The positions are monitored monthly. The Group does not use derivatives as hedging instruments to limit its exposure from foreign currency risks.
Foreign currency sensitivity
As of December 31, 2023, if the EUR or USD had strengthened/weakened by +/- 5 or +/-10% against all other currencies with all other variables held constant, the hypothetical impact in the major local currencies on pre-tax equity and profit before tax would have been as follows, mainly as a result of foreign exchange gains/losses on translation of trade and other receivables, cash as well as trade and other payables denominated in EUR or USD.
The following tables demonstrate the sensitivity to a reasonably possible change in Euros and US dollars and major currencies to which the Group is exposed (EUR, AED, XOF, KES, MAD, NGN, DZD, GHS, UGX, ZAR, EGP, TND), with all other variables held constant. The Group’s exposure to foreign currency changes for all other currencies is not material.
As a result of devaluations in the Egyptian Pound (EGP) and the Nigerian Naira (NGN) in 2024, further described in Note 35, our foreign currency sensitivity analysis reflects these changes with a 60% and 80% decrease assumed for EGP and NGN, respectively, against the USD and the EUR.
The Group assessed a possible change of +/- 5% to EUR, Algerian Dinar (DZD), West African CFA franc (XOF), Moroccan Dirham (MAD), Ugandan Shilling (UGX) and Tunisian Dinar (TND) due to valuation fluctuations in 2023 of (5.5)% to 1.7% of these currencies to the USD, a possible change of +/- 10% of South African Rand (ZAR), Kenyan Shilling (KES), Ghanaian Cedi (GHS) due to valuation fluctuations in 2023 of 7.5% to 27.1% of these currencies to the USD. The Group also assessed a possible change of +/- 5% to Algerian Dinar (DZD), Ugandan Shilling (UGX), Moroccan Dirham (MAD), UAE Dirham (AED) and Tunisian Dinar (TND) due to valuation fluctuations in 2023 of (2.5)% to 4.9% of these currencies to the EUR, a possible change of +/- 10% to Kenyan Shilling (KES), South African Rand (ZAR) and Ghanaian Cedi (GHS) due to valuation fluctuations in 2023 of 10.9% to 31.1% of these currencies to the EUR.
Intercompany loans bear the majority of the Group’s foreign currency risk as they are issued and are repayable in Euro or US dollars. Fluctuation of various exchange rates in Africa and the resulting related foreign exchange gains or losses are recognized in other comprehensive income, when designated as net investment in a foreign operation, finance income or finance costs. The impacts in the major local currencies are as follows:

In thousands of USD		Effect on pre-tax equity	Effect on profit before tax
Change in EUR/USD
	5%	35,553	6,475
	(5)%	(35,553)	(6,475)
Change in EUR/AED
	5%	106	4
	(5)%	(106)	(4)
Change in EUR/KES
	10%	(5,386)	(4,672)
	(10)%	5,386	4,672
Change in EUR/MAD
	5%	(5,760)	(149)
	(5)%	5,760	149
Change in EUR/NGN
	80%	(166,050)	(247)
Change in EUR/DZD
	5%	(1,328)	(16)
	(5)%	1,328	16
Change in EUR/GHS
	10%	(1,997)	(18)
	(10)%	1,997	18
Change in EUR/UGX
	5%	(1,528)	(28)
	(5)%	1,528	28
Change in EUR/ZAR
	10%	(1,643)	(7)
	(10)%	1,643	7
Change in EUR/EGP
	60%	(51,213)	(32,002)
Change in EUR/TND
	5%	(651)	(22)
	(5)%	651	22

In thousands of USD		Effect on pre-tax equity	Effect on profit before tax
Change in USD/XOF
	5%	(1,653)	(389)
	(5)%	1,653	389
Change in USD/KES
	10%	(2,114)	(1,506)
	(10)%	2,114	1,506
Change in USD/MAD
	5%	(1,664)	(153)
	(5)%	1,664	153
Change in USD/NGN
	80%	(83,807)	(13,379)
Change in USD/DZD
	5%	(818)	—
	(5)%	818	—
Change in USD/GHS
	10%	(856)	(73)
	(10)%	856	73
Change in USD/UGX
	5%	(1,041)	(72)
	(5)%	1,041	72
Change in USD/ZAR
	10%	(990)	7
	(10)%	990	(7)
Change in USD/EGP
	60%	(33,898)	(19,310)
Change in USD/TND
	5%	(850)	1
	(5)%	850	(1)
Interest rate risk
Interest rate risk is the risk that:
i.the fair value of financial assets or financial liabilities will change due to movements in the interest rate curve; and,
ii.the cash flows of financial assets or financial liabilities will change due to movements in the interest rate curve.
The Group has invested excess cash in financial instruments such as listed investment grade bonds pursuant to its cash management strategy, as discussed in Note 12. Changes in the interest rate curve will affect the fair value and/or cash flows of the listed investment grade bonds.
In respect of interest rate risk, management monitors the change in interest rates. The Group does not use derivatives as hedging instruments to limit its exposure from interest rate risks.
As of December 31, 2023, the listed investment grade bonds held by the Group are fixed-rate instruments.
Interest rate sensitivity
As of December 31, 2023, if the interest rate curves had changed by +/-50bps, with all other variables held constant, the hypothetical impact on pre-tax equity would have been as follows:

As of December 31, 2023 In thousands of USD		Effect on pre-tax equity
CITI - listed investment grade bonds
	0.5%	(496)
	(0.5)%	496
Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities (primarily trade receivables) and from its financing activities, including deposits with banks and financial institutions, financial investments in bonds and foreign exchange transactions (the impacts of which are included in the sensitivity analysis above).
Trade receivables
As of December 31, 2023, the Group has as an allowance for uncollectible receivables of USD 5,101 thousand (2022: USD 7,536 thousand) as set out in the Note 13.
The Group evaluates this risk based on known troubled accounts and historical experience of losses incurred. The Group follows risk control procedures to assess the credit quality of the customers taking into account their financial position, past experience and other factors. The compliance with credit limits by corporate customers is regularly monitored by management.
Sales to retail customers are required to be settled in cash or using major credit cards, mitigating credit risk. There are no significant concentrations of credit risk, whether through exposure to Individual customers, specific industry sectors and/or regions.
The Group applies the IFRS 9 simplified approach to measuring expected credit losses (ECL) which uses a lifetime expected loss allowance for all trade receivables. The estimated ECL are calculated based on actual credit loss experience over a period that, per business, countries and type of customers, is considered statistically relevant and representative of the specific characteristics of the underlying credit risk.
Using the practical expedient that is allowed by the standard, the Group has established provision matrices that are based on its historical credit loss experience for the previous years, adjusted for non-recurring events and for forward-looking factors per country which incorporated several macroeconomic elements such as the countries’ GDP and unemployment rates. The expected loss rates are reviewed annually, or when there is a significant change in external factors potentially impacting credit risk, and are updated where management’s expectations of credit losses change.
Certain Group entities (namely, among others, Ecart Internet Services Nigeria Limited, Jade E-Services Uganda Ltd. and Ecart Services Kenya Ltd.) entered into account compensation and settlement agreements with certain international marketplace sellers. Therefore, the Group has offset associated trade receivables and payables for an amount of USD 184 thousand as of December 31, 2023. (2022: USD 152 thousand).
The Group evaluates the concentration of risk with respect to trade receivables and contract assets as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets.
Cash deposits
Credit risk from balances with banks and financial institutions is managed by the Group’s treasury department in accordance with the Group’s policy. The Group’s maximum exposure to credit risk for the components of the statement of financial position as of December 31, 2022 and 2023 is the carrying amount as illustrated in cash and cash equivalents in the consolidated statement of financial position.
The expected credit losses (“ECL”) from cash and cash equivalents, are estimated by the Group as immaterial as of December 31, 2021, 2022 and 2023, due to low credit risk rating of the financial institutions.
The Group considers cash deposits are in default when contractual payments are 90 days past due. However, in certain cases, the Group may also consider a financial asset to be in default when internal or external information indicates that the Group is unlikely to receive the outstanding contractual amounts in full before taking into account any credit enhancements held by the Group. Cash deposits are written off when there is no reasonable expectation of recovering the contractual cash flows.
Other financial assets
The Group’s maximum exposure to credit risk for other financial assets of December 31, 2023 is the respective carrying amount.
As of December 31, 2023, all of the Group’s debt investments measured at fair value through other comprehensive income are considered to have low credit risk (stage 1 of the 3-stage model), and the loss allowance recognized during the period was therefore limited to expected credit losses for 12 months. Management considers ‘low credit risk’ for listed bonds to be an investment grade credit rating by a major rating agency. The Group considers that credit risk increases significantly if the credit rating deteriorates to a non-investment grade rating.
The probability of default (PD) and loss given default (LGD) are determined for the investments on an individual basis, using available public corporate PD and LGD assessments of the securities performed by credit rating agencies, which incorporate both historical and forward-looking information, according to market standards. Forward-looking information includes credit rating outlooks and economic forecast measured using country GDP and CDS.
Liquidity risk
The primary objective of the Group’s liquidity and capital management is to monitor the availability of cash and other financial assets and capital in order to support its business expansion and growth. The Group manages its liquidity and capital structure with reference to economic conditions, performance of its local operations and local regulations. Funding is managed by a central treasury department that monitors the amounts of funds to be granted according to management and Shareholder approval. All funding follows strict operational and legal monitoring executed by the treasury and legal departments.
During 2019, the Group has secured funding relating to the entry of a new investor in January 2019 and the Initial Public Offering (IPO) with concurrent private placement in April 2019. We received approximately USD 280 million in net proceeds from our initial public offering and additional capital in the aggregate amount of USD 86 million from Pernod Ricard Deutschland GmbH. Most of this funding is transferred to operating entities in the form of loans which are eliminated in consolidation. In December 2020, the Group completed an equity offering. Proceeds from the offering, net of commissions and expenses, were approximately USD 231 million. During March 2021, the Group raised additional equity funding with proceeds, net of commissions and expenses, of USD 341 million.
As all funding has been exclusively obtained from the shareholders and there are no external borrowings, the Group does not incur an interest rate risk in this regard.
Based on the cash flow forecast for 2024, the Group has sufficient liquidity as of December 31, 2023 for the next twelve months.